Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes
7. Income Taxes

At December 31, 2015, the Company had net operating loss carry forwards ("NOLs") aggregating approximately $4,260,000 which, if not used, expire in 2035. The utilization of these NOLs may become subject to limitations based on past and future changes in ownership of the Company pursuant to Internal Revenue Code Section 382.

The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred income tax assets are as follows:

	As of December 31,
	2015	2014
Current deferred tax assets/(liabilities):
State taxes	$(199,861)	$(77,495)
Capitalized research and development costs	298,621	25,265
Accrual to cash adjustment	638,754	-
Other	34,588	10,313
Net operating loss	1,867,086	1,067,039
Gross deferred tax assets	2,639,188	1,025,122
Valuation allowance	(2,639,188)	(1,025,122)
Total deferred tax assets	$-	$-

The Company records a valuation allowance against deferred tax assets to the extent that it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Due to the substantial doubt related to the Company's ability to utilize its deferred tax assets, a valuation allowance for the full amount of the deferred tax assets has been established at December 31, 2015. As a result of this valuation allowance there are no income tax benefits reflected in the accompanying statement of operations to offset pre-tax losses.

The Company has no uncertain tax positions as of December 31, 2015.